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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2004

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders	1
Management's Discussion of Fund Performance
Performance Summary for Period	2
Market and Economy in Review	2
Outlook	3
Interview with lead equity manager Jay Sekelsky	3
Mosaic Investors	4
Mosaic Balanced	7
Mosaic Mid-Cap	9
Mosaic Foresight	12
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments
Investors Fund	15
Balanced Fund	16
Mid-Cap Fund	18
Foresight Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Management Information	32

Letter to Shareholders

Over the past years we've witnessed a wide range of stock market environments, from the explosive, if narrow, growth of 1999 to three years of negative returns in 2000, 2001, and 2002, to this past year, which saw positive returns that were close to historic averages. Five years ago, at the end of 1999, in this letter to our shareholders, I spoke to the unusual nature of the markets that year. While the S&P 500 had risen 21% for the year, the median stock in the Index was up only 0.4%. "We consider ourselves long-term investors, and do not invest in the most speculative edges of the market," the letter noted, adding that, "this disciplined approach can be trying in a period in which speculation reigns."

Thinking back to this period, I recall some of the conversations we had with shareholders who were concerned with our underperformance in this unusual market. In some cases, it was a challenge to get them to focus on the fundamentals rather than the rampant speculation. Yet within a few months, the market was heading south, with the S&P 500 ending 2000 with a loss of -9.1%, while all four of the funds in Equity Trust were up double digits.

Today, our results through this full market cycle are being widely recognized. At year-end Barron's devoted three full pages to a feature on Mosaic Mid-Cap. Then Money Magazine issued their "Money 50," their favorites culled from the thousands of available mutual funds. Here's how they describe their process: "We sifted. We sorted. And we were merciless. Only those funds with the lowest costs and solid reputations for management had a shot at making our list of recommended funds." Only 30 diversified domestic funds made the grade. Among these elite: Mosaic Investors. At the same time, SmartMoney Magazine selected just eight funds for their cover story on "Terrific Mutual Funds for the Year Ahead," and also selected Mosaic Investors.

As gratifying as it is to be recognized, we continue to emphasize the foundation of our approach; our focus on buying the highest quality companies at reasonable valuations. We have every confidence that this is an approach that makes sense for the core investment for most investors, even when it may be temporarily out of favor, as it was in December of 1999.

That said, 2004 was a very good year for shareholders in Mosaic Equity Trust. We are pleased to provide the details in the subsequent report. Best wishes in the New Year.

Sincerely,

(signature)

Katherine Frank
President

Management's Discussion of Fund Performance

Performance Summary for Period

The one-year period ended December 31, 2004 showed gains for all four funds in Equity Trust. Investors was up 11.49%, Mid-Cap rose 18.90%, Balanced advanced 8.19%, and Foresight returned a positive 6.83%. Over the same period, the S&P 500 Index advanced 10.88%.

Market and Economy in Review

A year ago, as we looked forward to 2004, we envisioned a year of steady economic growth with more modest stock market returns than the banner year we experienced in 2003. Following nine months of modest returns, stock prices finally jumped in the fourth quarter, bringing returns for the year close to long-term historic averages, with the S&P 500 gaining 10.88%. Although we did see corporate profit margins hit multi-decade highs for the year, the major catalysts for the fourth quarter rally were the removal of the uncertainty surrounding the election and a decrease in oil prices, easing fears that consumer discretionary spending would slow.

Overall, the economy demonstrated moderate growth over the year. However, this wasn't an entirely smooth ride, as we saw a widely publicized "soft patch" appear over the summer. Concerns were particularly focused on surging oil prices, which peaked above $50 a barrel, and weak retail sales growth, a possible corollary to fuel costs, which were seen as sapping discretionary income. However, looking back, the revised figures show GDP growth of 3.3% in the second quarter, and 4.0% in the third quarter, with all evidence of increased growth in the fourth quarter. Perhaps the "soft patch" wasn't quite as soft as it appeared at the time.

Meanwhile, the Federal Reserve continued to follow its "measured" policy of rate increases, with 25 basis point incremental increases in June, August, September, November and December moving the federal funds rate from 1.00% at the beginning of the year to 2.25% at year end.

Next to oil prices, the most prominent economic story was the steady decline of the U.S. dollar against foreign currencies. A sharply declining dollar has a complex, and sometimes unpredictable, impact on the domestic economy and the fortunes of individual companies. One immediate result is an increased competitiveness of U.S. made products overseas, a factor likely to benefit companies with a large percentage of international sales. At the same time, the increased price of imports produces inflationary pressures at home. Inflation is typically correlated with high interest rates, while higher interest rates can lead to lower corporate profits and an economic slowdown.

All of the major market indices ended the year on the positive side. The S&P 500 led the way with a 10.88% return (including dividends), while the Nasdaq and the Dow Jones Industrial Average were up 9.15% and 5.31%, respectively with dividends included. Energy, Telecommunications and Utilities provided market leadership throughout the year, with energy producing the greatest gains. The sectors we tend to focus on were among the relative laggards. In fact, the Health Care, Technology, Consumer Staples and Financial Sectors all trailed the overall market returns. The stocks in our portfolios were heavily weighted towards the Consumer and Financial Sectors and had no exposure to cyclical Energy stocks. The returns on the stocks in the Trust's portfolios were fueled by good stock picking and the success that many of our individual holdings exhibited in generating impressive operating results.

Outlook

In terms of the overall economy, 2005 is looking much like 2004, with perhaps modestly slower growth. In other words, we're expecting continued, moderate growth, similar to the 3.5-4% expansion we've witnessed over the past year. At the same time, some of the sub-currents we saw in late 2004 may emerge as stronger forces in 2005. The steady demand we've seen in commodities is typically the first stage of inflationary pressure. The second stage is seen in increased demand for commodities and bottlenecks in production. The third stage is a rise in labor costs. Although we ended 2004 without a serious ramp-up in wages, the pressure appears to be building. As a result, we see an increased risk of inflation, and should job growth begin to match economic growth, the prospect of an acceleration in Fed Funds tightening is a distinct possibility. On top of these inflationary concerns, the bond market found significant support in 2004 from foreign buyers, particularly the central banks from China, Japan and other Asian and European countries. Any diminution of buying interest from these sources could have a negative impact on bond prices, pushing interest rates higher. Gently rising interest rates will have little impact on the economy and the stock market. However, a dramatic rise in rates could spell trouble for some stock prices.

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust for 2004?

In the end, the funds produced solid performance. Both Mosaic Investors and Mosaic Mid-Cap outperformed the overall market as measured by the S&P 500, with most of these gains coming in the fourth quarter. Following strong returns in 2003, it was quite natural to see a period of consolidation and reflection in the early part of the year. The rally in the fourth quarter emerged as uncertainties over the presidential election were lifted, and oil prices moved back below the $50 level.

Smaller companies continued to perform better than larger companies in 2004, and this was certainly true for our two stock funds, with Mosaic Mid-Cap rising 18.90% and large-cap Mosaic Investors up 11.49%. Considering that cyclical and more speculative sectors led the market for the period, we were pleased to more than hold our own. With the shorter end of the bond market showing modest progress, Balanced and Foresight, which both held significant short to intermediate fixed-income positions, had smaller positive returns, 8.19% and 6.83%, respectively.

MOSAIC INVESTORS

How did the fund perform in 2004?

Mosaic Investors rose 11.49% for the year ended December 31, 2004. This return was ahead of the broader market as measured by the S&P 500, which was up 10.88%. It was well ahead of its peers, represented by the Lipper Large-Cap Core Index, which gained 8.29%. These results were particularly gratifying in light of the overall market trends, which favored cyclicals such as energy and utilities, which do not typically meet our investment criteria, and which were not represented in our holdings in 2004.

What are the significant changes to the portfolio since December 31, 2003?

We seek to buy companies that we can hold for long periods. In 2004, turnover was 40%. The average for all domestic equity funds is greater than 100%, a rate which translates into holding stocks an average of less than a year. This stability is reflected in the Fund's top-ten holdings from one year ago, eight of which retain significant percentages in the portfolio.

We sell stocks for three major reasons: the stock, by our measures, has reached full valuation; we witness a breakdown in our thesis for owning the stock; or we see an opportunity to replace a holding with one we feel has greater potential.

For instance, during the course of the year, we sold our holdings in Charter One Financial (CF), following its announced acquisition by Citizens Financial Group at a price that was at the upper-end of our valuation projections. Automatic Data Processing, Inc. (ADP) was another company sold as the stock met our upside price expectations.

A prime example of a sell based on deteriorating fundamentals was our decision to remove Merck from the portfolio, just weeks before the stock was battered by the firm's decision to withdraw blockbuster pain-reliever Vioxx from the marketplace. Although news regarding Vioxx was not positive at the time, we can't claim we anticipated Merck's surprise decision. The rebound in sales and earnings growth from 2002 levels that we had projected failed to materialize. While other companies seemed to be gaining more from their R&D efforts, competitive threats to Merck's products were emerging. Meanwhile, Merck's largest drug, Zocor, is due to lose patent protection in mid-2006. Our confidence in Merck deteriorated and we sold the stock.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2004 FOR MOSAIC INVESTORS
% of net assets
Liberty Media Corp	4.52%
Fiserv Inc.	4.13%
Johnson & Johnson	3.86%
Comcast Corp	3.78%
Liz Claiborne	3.65%
Viacom	3.57%
Microsoft Corp	3.45%
MBNA Corporation	3.44%
Intuit Inc	3.35%
First Data Corp	3.26%

A sell based on better alternatives occurred in the second quarter when we sold our holding in Kraft Foods. While the company had been making some headway in terms of stabilizing its operations, pressure from rising commodity prices and rising pension costs were holding margins at lower levels than expected, and we felt we could find better growth prospects elsewhere.

Among the notable additions over the course of the year was Limited Brands Inc. The company sells women's intimate apparel, personal care products and women's and men's apparel under various trade names such as Victoria's Secret, Bath & Body Works, Express and Limited. We took advantage of an attractive tender offer and sold our holding late in the year.

We also added Intuit Corporation, a provider of small business, tax preparation and personal finance software products and services that simplify complex financial tasks for small businesses, consumers and accounting professionals. The company's most recognizable offerings are Quicken personal and business financial software and TurboTax tax preparation software. In addition, we purchased Fiserv Inc. whose core business provides information management technology to the financial industry. The company also has a significant business in providing claims processing and administration of heath care plans for corporations.

In the Health Care Sector, we purchased shares in Health Management Associates. The company is the second largest publicly traded hospital operator in the country, serving rural and smaller urban communities in the Southwestern and Southeastern portions of the United States. It is recognized as a premier hospital operator, with industry leading operating margins and 15 years of uninterrupted earnings growth.

On the financial side, we added the diversified global financial services company Citigroup. Citigroup has higher earnings growth and a greater percentage of fee-based income than the average bank, while trading at a lower average price-to-earnings multiple.

What holdings were the strongest contributors to fund performance?

Over the course of the year, the greatest contributions to our positive returns came from the Consumer Discretionary and Financial Sectors. This was particularly gratifying in the Financial Sector, which as a whole underperformed the S&P 500 with an S&P Sector return of 8.2%. Our stocks performed considerably better than this, with solid results from bank Charter One (which was sold following the announcement of its acquisition), insurer Markel, and mortgage originator Freddie Mac. Our biggest single contributor to performance in 2004 was from consumer retailer Limited Brands. Other consumer names that did well were McDonald's, floor covering manufacturer Mohawk and retailer Target.

Other areas of the portfolio produced solid gains, including Johnson & Johnson, Costco Wholesale Corp., and our Information Technology holdings which included ADP, Fiserv, Microsoft and Intuit.

What holdings were the largest constraints on performance?

From a sector perspective, our lack of holdings in the Energy and Utilities Sectors provided some headwind, since these were the leading Sectors in the S&P 500, up 28.8% and 19.6% respectively. We typically do not find the sort of consistency in earnings we demand from equity securities in these sectors. The only sector where our stocks underperformed was among the Industrial Sector, which had an S&P Sector return of a strong 15.9% for the year. Our two holdings, Dover and Waste Management, while positive for the year, did not keep up with the composite return for all the stocks in this category.

On an individual security basis, we saw disappointing results in the media area from Interactive Corp., which we sold, and Viacom. We remain confident in our expectations for Viacom and added to our position late in the year. On the technology side, Nokia and Taiwan Semiconductor were laggards. Pharmaceuticals were under pressure, particularly late in the year, and although we sold Merck prior to its major downturn, we were not completely immune to the turmoil in the drug sector, as our Pfizer position suffered prior to our sale.

Can you describe one characteristic that you believe is common across your portfolio?

A sustainable competitive advantage is one of the key quality characteristics we look for in our stock selection. What is a sustainable competitive advantage and why do we require our holdings to possess this trait? Think of a business as a castle with a moat encircling it. The most desirable businesses are those with the widest moats around them creating significant barriers to competition and ensuring profitability for years to come. Companies can create competitive advantages by being a low cost producer, creating a superior product or establishing a recognizable brand name that results in pricing power. As analysts, we first examine the competitive advantage. The more difficult assessment is determining whether that competitive advantage will be sustainable as company profitability tends to revert to the industry mean over long time periods. There are relatively few companies that can maintain better-than-industry returns, or a competitive advantage, over a significant period of time.

MOSAIC BALANCED

How did Mosaic Balanced perform for the annual period?

Mosaic Balanced returned 8.19%, with positive results from equities and modest, but positive returns from the bond side of the portfolio. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, rose 8.99%. Mosaic Balanced underperformed its Lipper benchmark largely due to underperformance of its bonds, which were considerably shorter in duration than its competition. The fund retains its performance advantage over its peers for five and ten years.

What are the significant changes to the portfolio since December 31, 2003?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 65.1% stocks and finished the period at 64.8% in stocks. On the bond side, we are positioned defensively with a relatively short duration posture. This is designed to protect principal during what we believe will be a period of rising interest rates.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2004 FOR MOSAIC BALANCED
% of net assets
Top Five Stock Holdings (64.8% of net assets in stocks)
Liberty Media Corp.	3.29%
Fiserv Inc.	2.89%
Johnson & Johnson	2.83%
Liz Claiborne	2.60%
Comcast Corp.	2.59%

Top Five Fixed Income Holdings (29.2% of net assets in fixed income)
US Treasury Note, 4.625%, 5/15/06	2.33%
Fannie Mae, 6%, 12/15/05	1.95%
Fannie Mae, 3.375%, 11/9/07	1.89%
US Treasury Note, 5.875%, 11/15/05	1.56%
Fannie Mae, 3.25%, 8/15/08	1.50%

How did the stock and bond holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were positive for the period, outperforming the benchmark S&P 500 Index. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above. The bond holdings, while positive, lagged due to our defensive positioning in a year in which short-term rates rose while longer-term rates were essentially unchanged. In our opinion, the pressure on interest rates is building and patience will be rewarded.

MOSAIC MID-CAP

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap in 2004?

In absolute terms, the fund's 18.90% return for the period was a nice boost after a strong 2003. The Fund's performance was short of the benchmark Russell Midcap Index, which advanced 20.22% over the same period, but was well ahead of its peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 15.44%. The five-year return continues to handily outpace both the benchmark and the peer average.

What were the significant changes to the portfolio since December 31, 2003?

Over the course of the year our turnover ratio was 38%--considerably lower than the average for equity mutual funds. While we did make some significant changes in the portfolio, the industry characteristics of the Fund were relatively stable. In terms of sector exposure, we continued to find the best opportunities in Consumer Discretionary, followed by Financials and Industrials.

On an individual security basis, we added a number of new names. Among the notable additions were auto retailer CarMax, financial transaction processor Fiserv, IDT Corp. which is an innovator in telephone communications, and Jacobs Engineering Group.

Over the course of the year, we also sold a number of positions. Two of the holdings, Charter One Financial and Southtrust Corporation, were sold for nice profits in the wake of announcements of their acquisition. We also sold long-held Edwards Lifesciences Corporation for our favorite reason: it reached our projection for full valuation. We sold mortgage insurer MGIC Investment as we took profits from the stock's recent run-up. We also sold our position in communication services provider Allstream Inc. after the announcement of a planned acquisition by Manitoba Telecom.

We sold one of our favorite companies, Costco, as it became more fully priced while growing to a size that better fits large-cap than mid-cap. While we are willing to hold growing companies as they reach large-cap status, the combination of these factors was sufficient for us to sell. One firm that we sold for disappointing results was supermarket chain Kroger, where increased pressure from discounters like Wal-Mart stifled profits in this essential, but low-margin business.

What holdings were the strongest contributors to fund performance?

We received the largest portfolio contributions from our two largest industry areas, consumer discretionary and financial. In both cases our stock picking was additive. Among the leading stocks in the consumer area were retailer Limited Brands (where we took advantage of an attractive tender offer), CarMax, Mohawk, and publisher John Wiley & Sons. In financials, insurers Markel, Mercury General and White Mountains led the way. We also had fine results from Expeditors International and Laboratory Corporation of America.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy Sector was a hurdle for this period, as soaring energy prices gave this cyclical sector a boost. We tend to have limited exposure to cyclical stocks, because few of them can demonstrate the sort of dependable earnings we require. An individual holding which had disappointing results was capacitor-producer Kemet. This technology stock declined due to disappointing revenue and foreign competition. Tiffany & Company, the famous jewelry retailer, which had seen a great run in 2003 (up more than 90%), corrected due to concerns over the sustainability of high-end consumer spending around the world. We took advantage of this weakness to add shares over the course of the year because we believe in the long-term prospects for the company.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2004 FOR MOSAIC MID-CAP
% of net assets
Markel Corp.	4.09%
White Mountains Insurance	3.88%
Hewitt Associates Inc.	3.77%
Mercury General Corp.	3.66%
Odyssey Reinsurance	3.56%
Fiserv Inc.	3.52%
Jacobs Engineering Group	3.40%
Liberty Media Corp.	3.37%
Mohawk Industries	3.33%
CarMax Inc.	3.25%

Can you focus on one of the key characteristics you examine when screening companies for possible purchase?

Assessing the management team is often the most challenging of our screening task; it is arguably more an art than a science. One key area is how the management team allocates the company's capital. At management's discretion, cash flow can be used to: reinvest in the business, make acquisitions, pay down debt, buyback stock or pay dividends.

We examine a company's track record of allocating capital by looking at the historical return on invested capital (ROIC). The higher and steadier the ROIC, the better. For instance, we review past acquisitions to see if they enhanced the overall business value. Lacking attractive opportunities for projects or acquisitions, a dividend or a stock buyback may also be a good alternative. In fact, studies have shown that dividend payouts have provided a good portion of total shareholder return over long periods of time.

Over the past 20 years, stock buybacks have become more and more popular as they reduce the shares outstanding, and enhance the value of the remaining shares. Also, the cash spent on buybacks is not taxed as are dividends. However, some management teams seem to forget that there is a return requirement to be met, and they buy back shares at high prices or engage in automatic share buybacks in an effort to mask the dilutive effect of issuing options for compensation purposes. Stock buybacks can actually destroy shareholder value if executed at very high valuation levels. Finally, debt repurchases may be favorable if they allow better flexibility to the business for future projects or enhance net profit margins.

MOSAIC FORESIGHT

An interview with Foresight manager and Madison Investment Advisors' founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

Our return of 6.83% for the year was commensurate with the risk stance of the fund over most of the one-year period. We began the year with some 38% in short-term fixed income positions, saw this rise to 42% at the end of the first quarter, and only in the last quarter did we begin to take a larger stock position, ending the year with a 24.2% fixed income percentage. With the market up 10.88% for the year, and shorter term bonds showing modest returns, our results were in line with market returns given our asset allocation. The Lipper Flexible Portfolios Index advanced 9.50% for the year. The Foresight Fund underperformed its Lipper benchmark largely due to its heavy weighting in low risk, but low returning, short-term fixed income assets.

What are the significant changes to the portfolio since December 31, 2003?

As the year began, we thought it likely that the stock market would require some time to digest the sharp rise of 2003. Add the political and geopolitical uncertainties and anxieties that existed during the campaign season, and you have a sense of why we were comfortable with a significant short-term fixed income exposure for much of the period. That fixed-income position was quite defensive, and concentrated in short to intermediate government agencies. The stock side of the portfolio was concentrated in very solid domestic companies which we felt had the best risk/reward characteristics.

Among the notable portfolio changes was our sale of Home Depot in March, after the stock added about 3.6% to its 49% run-up in 2003. Southtrust Corporation was sold at a nice gain following its acquisition announcement. We added stakes in Microsoft, Walgreen and insurance broker Willis Group.

Towards the end of the year, we moved the portfolio towards a fuller stock exposure. Our bias was for larger, well established companies with strong earnings history and an inherent competitive advantage. Among the new holdings that met these criteria were Health Management, Limited Brands, Viacom, and Wal-Mart.

What were the major contributors to performance across the period?

We saw excellent results from a number of our holdings. Our top holding at the end of the period, mortgage insurer MGIC Investment Corp, was up 21.4% for the year. We also saw nice gains from bank Marshall & Isley, Limited Brands and Liz Claiborne.

On the down side, we saw negative returns from broker Morgan Stanley, pharmaceutical Pfizer (subsequently sold) and supermarket chain Kroger, which we sold in September. In terms of returns compared to the stock market as a whole, our fixed-income holdings were a relative constraint.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, and Foresight Fund, as of December 31, 2004, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the four years in the period then ended were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 13, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and 2004 financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 11, 2005

Investors Fund - Portfolio of Investments December 31, 2004

	Number of Shares	Value
COMMON STOCKS: 90.2% of net assets

BANKS: 3.0%
Wells Fargo Co.	80,000	$4,972,000

CONSUMER GOODS: 6.6%
Liz Claiborne	141,995	5,993,609
Mohawk Industries Inc.*	53,325	4,865,906

CONSUMER STAPLES: 2.5%
Walgreen Co.	107,500	4,124,775

FINANCIAL SERVICES: 11.4%
Citigroup Inc.	106,190	5,116,234
Freddie Mac	45,185	3,330,134
MBNA Corp.	200,000	5,638,000
Morgan Stanley	82,095	4,557,914

HEALTH CARE: 8.7%
Baxter International	108,455	3,746,036
Health Management Associates	181,840	4,131,405
Johnson & Johnson	100,000	6,342,000

INDUSTRIAL: 4.7%
Dover Corp.	67,515	2,831,579
Waste Management Inc.	164,650	4,929,621

INSURANCE: 12.4%
AIG US	50,755	3,333,081
Berkshire Hathaway*	1,785	5,240,760
MGIC Investment Corp.	71,780	4,946,360
Markel Corp.*	9,690	3,527,160
Willis Group Holding	80,230	3,303,069

MEDIA: 11.9%
Comcast Corp.*	189,065	6,208,895
Liberty Media Corp.*	676,090	7,423,468
Viacom	161,035	5,860,064

RETAIL & RESTAURANTS: 10.4%
Costco Wholesale Corp.	79,370	$3,842,302
McDonald's Corp.	164,870	5,285,732
Target Corp.	60,000	3,115,800
Wal-Mart Stores	92,155	4,867,627

TECHNOLOGY: 18.6%
Cisco Systems Inc.*	255,000	4,921,500
First Data Corp.	125,935	5,357,275
Fiserv Inc.*	168,635	6,777,441
Intuit Inc.*	125,100	5,505,651
Microsoft Corp.	212,195	5,667,728
Taiwan Semiconductor	271,844	2,307,956

TOTAL COMMON STOCKS (Cost $120,795,827)		$148,071,082

REPURCHASE AGREEMENT: 10.6% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $17,899,611 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $17,395,450 (Cost $17,394,000).		17,394,000

TOTAL INVESTMENTS: 100.8% of net assets (Cost $138,189,827)		$165,465,082

LIABILITIES LESS CASH AND RECEIVABLES: (0.8)% of net assets		(1,344,183)

NET ASSETS: 100%		$164,120,899

*Non-income producing

Balanced Fund - Portfolio of Investments December 31, 2004

	Number of Shares	Value
COMMON STOCKS: 64.8% of net assets

BANKS: 2.1%
Wells Fargo Co.	9,070	$563,700

CONSUMER GOODS: 4.8%
Liz Claiborne	16,265	686,546
Mohawk Industries Inc.*	6,255	570,769

CONSUMER STAPLES: 1.8%
Walgreen Co.	12,625	484,421

FINANCIAL SERVICES: 8.0%
Citigroup, Inc.	11,815	569,247
Freddie Mac	5,210	383,977
MBNA Corp.	22,535	635,262
Morgan Stanley	9,250	513,560

HEALTH CARE: 6.3%
Baxter International	12,905	445,739
Health Management Associates	20,960	476,211
Johnson & Johnson	11,795	748,039

INDUSTRIAL: 3.4%
Dover Corp.	7,675	321,889
Waste Management Inc.	19,295	577,692

INSURANCE: 8.8%
AIG US	5,600	367,752
Berkshire Hathaway*	210	616,560
MGIC Investment Corp.	8,170	562,995
Markel Corp.*	1,109	403,676
Willis Group Holding	9,270	381,646

MEDIA: 8.4%
Comcast Corp.*	20,790	682,744
Liberty Media Corp.*	78,960	866,981
Viacom	18,250	664,117

RETAIL & RESTAURANTS: 7.6%
Costco Wholesale Corp.	9,185	$444,646
McDonald's Corp.	19,115	612,827
Target Corp.	7,610	395,187
Wal-Mart Stores	10,400	549,328

TECHNOLOGY: 13.6%
Cisco Systems Inc.*	28,795	555,743
First Data Corp.	14,040	597,261
Fiserv Inc.*	18,990	763,208
Intuit Inc.*	13,970	614,820
Microsoft Corp.	24,045	642,242
Taiwan Semiconductor	49,730	422,208

TOTAL COMMON STOCKS (Cost $13,827,069)		$17,120,993

	Principal Amount	Value
DEBT INSTRUMENTS: 29.2% of net assets

CORPORATE OBLIGATIONS: 18.6%
CONSUMER GOODS: 1.0%
Target Corp., 5.5%, 4/1/07	$250,000	$261,036

CONSUMER STAPLES: 0.6%
Kraft Foods, Inc., 4.625%, 11/1/06	150,000	153,159

FINANCIALS: 7.0%
Countrywide Home Loan, 5.625%, 5/15/07	$210,000	$219,177
General Electric, 4.625%, 9/15/09	300,000	308,086
Goldman Sachs, 7.35%, 10/1/09	230,000	261,887
Household Finance Co., 7.875%, 3/1/07	240,000	261,293
International Lease Finance, 5.625%, 6/1/07	315,000	329,320
MGIC Investment Corp., 6%, 3/15/07	250,000	262,674
United Healthcare Group, 5%, 8/15/14	200,000	201,584

INDUSTRIAL: 2.6%
Chevron Phillips, 5.375%, 6/15/07	280,000	290,405
Daimler Chrysler, 7.2%, 9/1/09	250,000	278,532
Ford Motor Credit, 6.875%, 2/1/06	125,000	128,808

OIL: 2.0%
Conoco Inc., 6.35%, 4/15/09	290,000	317,648
Marathon Oil Corp., 5.375%, 6/1/07	200,000	208,091

RETAILERS-APPAREL: 1.1%
Kohls Corp., 6.7%, 2/1/06	280,000	290,053

TECHNOLOGY: 2.9%
Computer Sciences, 3.5%, 4/15/08	255,000	253,019
Hewlett-Packard, 5.5%, 7/1/07	200,000	208,695
Lexmark Int'l, 6.75%, 5/15/08	290,000	312,635

TELECOMMUNICATIONS: 1.4%
AT & T Broadband, 8.375%, 3/15/13	$200,000	$247,001
Sprint Capital Corp., 6.125%, 11/15/08	125,000	134,168

US TREASURY & AGENCY OBLIGATIONS: 10.6%
Fannie Mae, 6%, 12/15/05	500,000	514,118
Fannie Mae, 3.375%, 11/9/07	500,000	498,858
Fannie Mae, 3.25%, 8/15/08	400,000	395,061
Freddie Mac, 3.5%, 9/15/07	370,000	371,294
US Treasury Notes, 5.875%, 11/15/05	400,000	410,766
US Treasury Notes, 4.625%, 5/15/06	600,000	614,016

TOTAL DEBT INSTRUMENTS (Cost $7,618,255)		$7,731,384

REPURCHASE AGREEMENT: 6.1% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $1,669,149 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $1,622,135 (Cost $1,622,000).		1,622,000

TOTAL INVESTMENTS: 100.1% of net assets (Cost $23,067,324)		$26,474,377

LIABILITIES LESS CASH AND RECEIVABLES: (0.1)% of net assets		(76,685)

NET ASSETS: 100%		$26,397,692

*Non-income producing

Mid-Cap Fund - Portfolio of Investments December 31, 2004

	Number of Shares	Value
COMMON STOCKS: 90.4% of net assets

CONSUMER GOODS: 13.0%
John Wiley & Sons Inc.	75,560	$2,632,510
Limited Inc.	152,845	3,518,492
Liz Claiborne	86,570	3,654,120
Mohawk Industries, Inc.*	42,090	3,840,712
Natuzzi SPA	126,795	1,375,726

CONSUMER STAPLES: 3.1%
Del Monte Foods*	328,205	3,616,819

FINANCIAL SERVICES: 2.9%
AG Edwards	77,765	3,360,226

HEALTH CARE: 8.4%
Charles River Laboratories*	62,480	2,874,705
Community Health Systems*	115,565	3,221,952
Laboratory Corp. of America*	73,915	3,682,445

INDUSTRIAL: 10.0%
Dover Corporation	75,805	3,179,262
Expeditors International of Washington, Inc.	16,275	909,447
Jacobs Engineering Group	82,190	3,927,860
Waste Management, Inc.	117,840	3,528,130

INSURANCE: 17.2%
Markel Corp*	12,985	4,726,540
Mercury General Corp.	70,450	4,221,364
Odyssey Reinsurance Holdings	163,245	4,115,406
White Mountains Ins.	6,930	4,476,780
Willis Group Holding	58,690	2,416,267

MEDIA: 10.3%
Liberty Media Corp*	354,110	3,888,128
Liberty Media Int'l*	73,874	3,415,195
Scripps, Co.	35,140	1,696,559
Valassis Communica-tications, Inc.*	83,965	2,939,615

RETAIL & RESTAURANTS: 11.4%
CarMax, Inc.*	120,905	$3,754,100
Kenneth Cole Products	89,725	2,768,913
Office Depot, Inc.*	179,575	3,117,422
Tiffany & Company	110,940	3,546,752

TECHNOLOGY: 12.1%
Fiserv, Inc.*	101,115	4,063,812
Hewitt Associates, Inc.*	136,075	4,355,761
Intuit, Inc.*	66,640	2,932,826
Kemet Corp.*	295,290	2,642,846

TELECOMMUNICATIONS: 2.0%
IDT Corporation*	157,725	2,315,403

TOTAL COMMON STOCKS (Cost $86,770,138)		$104,716,095

REPURCHASE AGREEMENT: 11.8% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $14,035,460 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $13,640,137 (Cost $13,639,000).		13,639,000

TOTAL INVESTMENTS: 102.2% of net assets (Cost $100,409,138)		$118,355,095

LIABILITIES LESS CASH AND RECEIVABLES: (2.2)% of net assets		(2,546,435)

NET ASSETS: 100%		$115,808,660

*Non-income producing

Foresight Fund - Portfolio of Investments December 31, 2004

	Number of Shares	Value
COMMON STOCKS: 75.7% of net assets

BANKS: 8.0%
Marshall & Isley Co.	4,000	$176,800
Washington Mutual	4,855	205,269

CONSUMER GOODS: 6.1%
Liz Claiborne	3,610	152,378
Wal-Mart Stores	2,675	141,293

CONSUMER STAPLES: 2.6%
Walgreen Co.	3,300	126,621

FINANCIAL SERVICES: 13.1%
Citigroup, Inc.	3,090	148,876
Freddie Mac	1,375	101,337
MBNA Corp.	5,530	155,891
Morgan Stanley	3,960	219,859

HEALTH CARE: 5.8%
Bristol Myers Squibb	5,850	149,877
Health Management Associates	5,545	125,982

INDUSTRIAL: 2.3%
Dover Corp.	2,650	111,141

INSURANCE: 9.7%
MBIA Inc.	2,250	142,380
MGIC Investment Corp.	3,215	221,546
Willis Group Holding	2,445	100,661

MEDIA: 10.3%
Comcast Corp.*	5,765	189,323
Liberty Media Corp.*	14,525	159,485
Viacom	4,010	145,924

TECHNOLOGY: 17.8%
Cisco Systems, Inc.*	7,385	$142,531
First Data Corp.	5,045	214,614
Fiserv Inc.*	3,740	150,311
Intuit Inc.*	3,785	166,578
Microsoft Corp.	6,585	175,885

TOTAL COMMON STOCKS (Cost $3,106,809)		$3,624,562

US GOVERNMENT AGENCY OBLIGATIONS: 20.8% of net assets
Fannie Mae, 2.12%, 1/19/05	250,000	249,737
Fannie Mae, 2.26%, 2/23/05	250,000	249,136
Fannie Mae, 2.29%, 3/1/05	250,000	249,051
Fannie Mae, 2.39%, 3/16/05	250,000	248,767

TOTAL US GOVERNMENTAGENCY OBLIGATIONS (Cost $996,691)		$996,691

REPURCHASE AGREEMENT: 3.4% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $168,767 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $164,014 (Cost $164,000).		164,000

TOTAL INVESTMENTS: 99.9% of net assets (Cost $4,267,500)		$4,785,253

CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		4,074

NET ASSETS: 100%		$4,789,327

 *Non-income producing

Statements of Assets and Liabilities

December 31, 2004

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$148,071,082	$24,852,377	$104,716,095	$4,621,253
Repurchase agreements	17,394,000	1,622,000	13,639,000	164,000
Total investments*	165,465,082	26,474,377	118,355,095	4,785,253
Cash	35	962	621	536
Receivables
Dividends and interest	145,222	104,913	206,021	2,924
Capital shares sold	224,472	12,412	769,650	3,272
Total assets	$165,834,811	$26,592,664	$119,331,387	$4,791,965

LIABILITIES
Payables
Investment securities purchased	1,635,442	188,556	3,489,643	--
Capital shares redeemed	65,053	1,747	25,750	115
Independent trustee and auditor fees	13,417	4,669	7,334	2,543
Total liabilities	$1,713,912	$194,972	$3,522,727	$2,658

NET ASSETS	$164,120,899	$26,397,692	$115,808,660	$4,789,327

Net assets consists of:
Paid in capital	$139,099,547	$23,326,151	$97,095,528	$4,443,715
Accumulated net realized gains (losses)	(2,253,903)	(335,512)	767,175	(172,141)
Net unrealized appreciation on investments	27,275,255	3,407,053	17,945,957	517,753
Net assets	$164,120,899	$26,397,692	$115,808,660	$4,789,327

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized. (Note 8)	7,883,901	1,352,836	9,252,411	358,067

NET ASSET VALUE PER SHARE	$20.82	$19.51	$12.52	$13.38
*INVESTMENT SECURITIES, AT COST	$138,189,827	$23,067,324	$100,409,138	$4,267,500

Statements of Operations

For the year ended December 31, 2004

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$166,839	$310,494	$130,849	$19,294
Dividend income	2,126,994	257,456	780,430	63,812
Total investment income	2,293,833	567,950	911,279	83,106

EXPENSES (Notes 3 and 5)
Investment advisory fees	1,016,214	188,921	590,814	34,867
Other expenses:
Service agreement fees	244,023	106,919	382,700	20,017
Independent trustee and auditor fees	18,463	6,049	10,187	3,183
Total other expenses	262,486	112,968	392,887	23,200
Total expenses	1,278,700	301,889	983,701	58,067

NET INVESTMENT INCOME (LOSS)	1,015,133	266,061	(72,422)	25,039

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,530,880	697,103	6,387,720	132,302
Change in net unrealized appreciation of investments	10,689,842	1,052,618	9,361,153	151,641

NET GAIN ON INVESTMENTS	15,220,722	1,749,721	15,748,873	283,943
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,235,855	$2,015,782	$15,676,451	$308,982

Statements of Changes in Net Assets

For the year ended December 31

	Investors Fund		Balanced Fund
	2004	2003	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,015,133	$292,144	$266,061	$245,717
Net realized gain on investments	4,530,880	3,283,814	697,103	268,700
Change in net unrealized appreciation on investments	10,689,842	17,785,081	1,052,618	2,685,688
Total increase in net assets resulting from operations	16,235,855	21,361,039	2,015,782	3,200,105

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(1,015,133)	(292,144)	(266,061)	(245,717)

CAPITAL SHARE TRANSACTIONS (Note 8)	23,937,258	8,675,185	237,488	570,434

TOTAL INCREASE IN NET ASSETS	39,157,980	29,744,080	1,987,209	3,524,822

NET ASSETS
Beginning of year	$124,962,919	$95,218,839	$24,410,483	$20,885,661
End of year	$164,120,899	$124,962,919	$26,397,692	$24,410,483

	Mid-Cap Fund		Foresight Fund
	2004	2003	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(72,422)	$(165,608)	$25,039	$1,880
Net realized gain (loss) on investments	6,387,720	1,571,899	132,302	(185,642)
Change in net unrealized appreciation on investments	9,361,153	8,468,111	151,641	859,888
Total increase in net assets resulting from operations	15,676,451	9,874,402	308,982	676,126

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	(25,039)	(1,880)
From net capital gains	(5,548,123)	(531,294)	--	--
Total distributions	(5,548,123)	(531,294)	(25,039)	(1,880)

CAPITAL SHARE TRANSACTIONS (Note 8)	51,004,929	19,130,688	(235,775)	141,460

TOTAL INCREASE IN NET ASSETS	61,133,257	28,473,796	48,168	815,706

NET ASSETS
Beginning of year	$54,675,403	$26,201,607	$4,741,159	$3,925,453
End of year	$115,808,660	$54,675,403	$4,789,327	$4,741,159

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND
	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$18.79	$15.42	$18.61	$20.06	$21.10
Investment operations:
Net investment income	0.13	0.04	0.04	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.03	3.37	(3.19)	(0.54)	2.28
Total from investment operations	2.16	3.41	(3.15)	(0.50)	2.29
Less distributions:
From net investment income	(0.13)	(0.04)	(0.04)	(0.05)	(0.01)
From net capital gains	--	--	--	(0.90)	(3.32)
Total distributions	(0.13)	(0.04)	(0.04)	(0.95)	(3.33)
Net asset value, end of year	$20.82	$18.79	$15.42	$18.61	$20.06
Total return (%)	11.49	22.14	(16.94)	(2.52)	10.84
Ratios and supplemental data
Net assets, end of year (in thousands)	$164,121	$124,963	$95,219	$30,526	$27,481
Ratio of expenses to average net assets (%)	0.88	0.88	0.99	1.15	1.15
Ratio of net investment income to average net assets (%)	0.70	0.27	0.44	0.26	0.05
Portfolio turnover (%)	40	29	88	63	81

BALANCED FUND
	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$18.22	$15.98	$17.87	$18.68	$18.95
Investment operations:
Net investment income	0.20	0.19	0.26	0.33	0.33
Net realized and unrealized gain (loss) on investments	1.29	2.24	(1.89)	(0.12)	1.69
Total from investment operations	1.49	2.43	(1.63)	0.21	2.02
Less distributions:
From net investment income	(0.20)	(0.19)	(0.26)	(0.33)	(0.33)
From net capital gains	--	--	--	(0.69)	(1.96)
Total distributions	(0.20)	(0.19)	(0.26)	(1.02)	(2.29)
Net asset value, end of year	$19.51	$18.22	$15.98	$17.87	$18.68
Total return (%)	8.19	15.29	(9.13)	1.17	10.79
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,398	$24,411	$20,886	$22,856	$21,781
Ratio of expenses to average net assets (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	1.06	1.01	1.56	1.81	1.70
Portfolio turnover (%)	38	43	37	60	66

MID-CAP FUND
	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value beginning of year	$11.06	$8.69	$10.04	$9.36	$9.57
Investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.03)	0.01	0.04
Net realized and unrealized gain (loss) on investments	2.10	2.51	(1.26)	1.40	1.74
Total from investment operations	2.09	2.48	(1.29)	1.41	1.78
Less distributions:
From net investment income	--	--	--	(0.01)	(0.04)
From net capital gains	(0.63)	(0.11))	(0.06)	(0.72)	(1.95)
Total distributions	(0.63)	(0.11)	(0.06)	(0.73)	(1.99)
Net asset value, end of year	$12.52	$11.06	$8.69	$10.04	$9.36
Total return (%)	18.90	28.53	(12.87)	15.32	18.46
Ratios and supplemental data
Net assets, end of year (in thousands)	$115,809	$54,675	$26,202	$13,037	$9,101
Ratio of expenses to average net assets (%)	1.24	1.25	1.24	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.44)	(0.42)	0.09	(0.38)
Portfolio turnover (%)	38	25	35	47	75

FORESIGHT FUND
	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value beginning of year	$12.59	$10.79	$12.60	$13.41	$11.46
Investment operations:
Net investment income	0.07	0.01	0.02	0.15	0.27
Net realized and unrealized gain (loss) on investments	0.79	1.80	(1.81)	(0.54)	1.68
Total from investment operations	0.86	1.81	(1.79)	(0.39)	1.95
Less distributions from net investment income	(0.07)	(0.01)	(0.02)	(0.42)	--
Net asset value, end of year	$13.38	$12.59	$10.79	$12.60	$13.41
Total return (%)	6.83	16.73	(14.17)	(2.97)	17.02
Ratios and supplemental data
Net assets, end of year&127;(in thousands)	$4,789	$4,741	$3,925	$4,310	$2,858
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.54	0.04	0.21	1.41	2.37
Portfolio turnover (%)	39	7	8	26	104

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities: the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2004 and 2003 were as follows:

	2004	2003
Investors Fund:
Distributions paid from ordinary income	$1,015,133	$292,144
Balanced Fund:
Distributions paid from ordinary income	$266,061	$245,717
Mid-Cap Fund:
Distributions paid from:
Ordinary Income	--	--
Long-term capital gains	$4,269,314	$531,294
Short-term capital gains	$1,278,809	--
Foresight Fund:
Distributions paid from ordinary income	$25,039	$1,880

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 97%, 55% and 100%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2004 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$(2,253,903)
Net unrealized appreciation on investments	27,275,255
$25,021,352
Balanced Fund:
Accumulated net realized losses	$ (335,512)
Net unrealized appreciation on investments	3,407,053
$ 3,071,541
Mid-Cap Fund:
Accumulated net realized gains	$767,175
Net unrealized appreciation on investments	17,945,957
$18,713,132
Foresight Fund:
Accumulated net realized losses	$ (164,179)
Net unrealized appreciation on investments	509,791
$ 345,612

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2004, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Investors Fund
December 31, 2010	$2,253,903
Expiration Date	Balanced Fund
December 31, 2010	$276,614
December 31, 2011	58,898
Expiration Date	Foresight Fund
December 31, 2011	$164,179

A portion of the Investors Fund's capital loss carryovers were acquired through its mergers with Mosaic Focus Fund on July 1, 2002 and LaCrosse Large Cap Stock Fund on August 26, 2002, and are subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. In the Mid-Cap Fund, permanent differences of $72,422 of realized gains were reclassified from accumulated net realized gains to net investment loss.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Investors Fund has approximately a 50.6% interest, the Balanced Fund approximately a 4.7% interest, the Mid-Cap Fund approximately a 39.7% interest and the Foresight Fund approximately a 0.5% interest in the consolidated repurchase agreement of $34,394,000 collateralized by $35,393,769 in United States Treasury Notes. Proceeds at maturity are $34,396,866.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$67,423,752	$52,140,847
Balanced Fund:
U. S. Gov't Securities	$1,393,563	$896,415
Other	$7,555,371	$8,000,266
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$65,922,973	$26,038,356
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$1,670,846	$1,237,240

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. Through May 12, 2004, this percentage was 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Fund and Foresight Fund. For the Investors Fund, this fee was 0.25% on the first $25 million of assets, 0.12% on the next $25 million of assets and 0.11% on all assets greater than $50 million.

Effective May 13, 2004, the Trust began paying the expenses of the Trust's Independent Trustees and auditors ("Independent Service Providers") directly. Therefore, the Trust reduced the amount of fees paid to the Advisor prior to May 13, 2004 by the amounts paid directly to the Independent Service Providers. Through December 31, 2004, the reduced services fee was as follows: 0.41% for the Balanced Fund; 0.48% for the Mid-Cap Fund; and 0.39% for the Foresight Fund. For the Investors Fund through July 31, 2004, this fee was 0.13% of the first $25 million of assets; 0.12% on the next $25 million; and 0.11% on all assets greater than $50 million. Effective August 1, 2004, this fee was adjusted, following Trustee approval, to 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. The amounts paid by each fund directly for Independent Service Provider fees was $18,463, $6,049, $10,187 and $3,183 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Fund Expenses.

Example: As a shareholder of one of the funds of Mosaic Equity Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Mosaic Equity Trust fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the funds offered by the Trust. This Example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Investors Fund	7.21%	$1,000.00	$1,072.11	0.88%	$4.75
Balanced Fund	5.53%	$1,000.00	$1,055.29	1.20%	$6.07
Mid-Cap Fund	11.92%	$1,000.00	$1,119.15	1.24%	$6.39
Foresight Fund	5.16%	$1,000.00	$1,051.58	1.25%	$6.29
[1]For the six months ended December 31, 2004

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Mosaic fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Investors Fund	5.00%	$1,000.00	$1,025.40	0.88%	$4.78
Balanced Fund	5.00%	$1,000.00	$1,025.40	1.20%	$6.10
Mid-Cap Fund	5.00%	$1,000.00	$1,025.40	1.24%	$6.35
Foresight Fund	5.00%	$1,000.00	$1,025.40	1.25%	$6.36
[1]For the six months ended December 31, 2004.

[2]Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2004:

	Investors Fund	Balanced Fund
Aggregate Cost	$138,189,827	$23,067,324
Gross unrealized appreciation	27,722,415	3,494,175
Gross unrealized depreciation	(447,160)	(87,122)
Net unrealized appreciation	$ 27,275,255	$ 3,407,053

	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$100,409,138	$ 4,275,462
Gross unrealized appreciation	19,250,596	636,311
Gross unrealized depreciation	(1,304,639)	(126,520)
Net unrealized appreciation	$ 17,945,957	$ 509,791

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2004	2003
In Dollars
Shares sold	$41,926,322	$29,279,134
Shares issued in reinvestment of dividends	427,421	118,695
Total shares issued	42,353,743	29,397,829
Shares redeemed	(18,416,485)	(20,722,644)
Net increase	$23,937,258	$ 8,675,185

In Shares
Shares sold	2,163,461	1,733,222
Shares issued in reinvestment of dividends	20,509	6,340
Total shares issued	2,183,970	1,739,562
Shares redeemed	(950,915)	(1,262,174)
Net increase	1,233,055	477,388

	Year Ended December 31,
Balanced Fund	2004	2003
In Dollars
Shares sold	$2,351,697	$2,742,659
Shares issued in reinvestment of dividends	248,091	228,378
Total shares issued	2,599,788	2,971,037
Shares redeemed	(2,362,300)	(2,400,603)
Net increase	$237,488	$570,434

In Shares
Shares sold	126,590	161,758
Shares issued in reinvestmentof dividends	13,035	13,589
Total shares issued	139,625	175,347
Shares redeemed	(126,547)	(142,505)
Net increase	13,078	32,842

	Year Ended December 31,
Mid-Cap Fund	2004	2003
In Dollars
Shares sold	$57,132,683	$22,555,986
Shares issued in reinvestment of dividends	5,378,113	521,067
Total shares issued	62,510,796	23,077,053
Shares redeemed	(11,505,867)	(3,946,365)
Net increase	$51,004,929	$19,130,688

In Shares
Shares sold	4,852,189	2,289,892
Shares issued in reinvestment of dividends	429,562	47,155
Total shares issued	5,281,751	2,337,047
Shares redeemed	(973,718)	(407,077)
Net increase	4,308,033	1,929,970

	Year Ended December 31,
Foresight Fund	2004	2003
In Dollars
Shares sold	$540,491	$608,291
Shares issued in reinvestment of dividends	24,485	1,828
Total shares issued	564,976	610,119
Shares redeemed	(800,751)	(468,659)
Net increase (decrease)	$(235,775)	$141,460

In Shares
Shares sold	41,264	53,275
Shares issued in reinvestment of dividends	1,829	145
Total shares issued	43,093	53,420
Shares redeemed	(61,727)	(40,405)
Net increase (decrease)	(18,634)	13,015

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds	Madison Newspapers, Inc., Forecastle, Inc., Nerites, Inc. and US Bank-Madison; Trustee of the Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds	Park Bank; Trustee of the Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds	Capital Bankshares, Inc. and Outrider Foundation, Inc.; Trustee of the Madison Claymore Covered Call Fund

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice Presi-dent of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice Presi-dent of Madison Mosaic, LLC	All 12 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and CCO	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended December 31, 2003 and 2004, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $96,875 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $72,000, (not including expenses expected to billed after completion of audit work and the date of this Form N-CSR).  Of these amounts, approximately $28,500 and $32,500, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 16, 2005

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 16, 2005